Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Rule 13a-14(a) adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Joe Kiani, certify that:

1. I have reviewed this Form 10-K/A of Masimo Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Joe Kiani
Joe Kiani
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)

Dated: April 29, 2013